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Exhibit No.  10.10

Subscription Agreement



                     EASTBROKERS INTERNATIONAL INCORPORATED

                             SUBSCRIPTION AGREEMENT


TO:      Eastbrokers International Incorporated
         c/o J.B. Sutton Group, LLC
         1010 Northern Blvd., Suite 214
         Great Neck, NY 11021

         Walsh Manning Securities, LLC
         90 Broad Street
         New York, NY 10004

Dear Sirs:

         You have advised the undersigned ("undersigned" or "Subscriber") that Eastbrokers International Incorporated (the "Company"), a Delaware corporation, is offering to Accredited Investors only: (a) 800,000 Units on a best efforts, all or none basis and an additional 450,000 Units on a best efforts basis, each Unit consisting of one (1) share of Common Stock, par value $.05, and one (1) Class C Common Stock Purchase Warrant (a "Unit"); (1,) the Units are being offered on the terms set forth in the Confidential Offering Memorandum, dated February 5, 1998 (the "Memorandum11), which is being furnished to the undersigned herewith; (c) the minimum investment is $50,000 although subscriptions for less amounts may be sold at the discretion of the Company and J.B. Sutton Group, LLC, and Walsh Manning Securities, LLC (the "Placement Agents"), which are acting as exclusive Placement Agents in connection with the Offering. Terms not defined herein shall have the meanings assigned to them in the Memorandum.

         1.  Subscription.

                  (a) Subject to the terms and conditions hereof the undersigned hereby tenders this Subscription together with payment of the subscription price for each Unit being purchased (the "Funds") by wire transfer, check, certified check or cashiers check payable to "Eastbrokers International-Escrow Account" in the amount of $5 .00 per Unit.

                  (b) Tender of the aforesaid Funds, together with this Agreement (the "Documents"), shall be made by delivery of same to the Agents at J.B. Sutton Group, LLC, 1010 Northern Blvd., Suite 214, Great Neck, NY 11021, Attn: Bud Clark and/or Walsh Manning Securities LLC, 90 Broad Street, New York, NY 10004, Attn: Ted Burns or by wire transfer to Republic National Bank, as escrow agent for Eastbrokers
         International Inc. For instruction on how to wire transfer funds, contact the Placement Agents. In the event that the Subscription is not accepted, all Funds shall be returned to the undersigned without interest and without deducting for any of the expenses of the Offering.

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         2.  Acceptance of Agreement.

         The Company shall have the right to accept or reject this subscription, in whole or in part, in its discretion.

         3. Representations and Warranties of the Undersigned.

         As an inducement to the Company to make an offer to the undersigned, the undersigned hereby represents and warrants to the Company and the Agents as follows:

                  (a) The undersigned is an "Accredited Investor" within the meaning of Rule 501(a), promulgated under the Securities Act of 1933 as amended (the "Securities Act"), and, together with his financial advisors, if any, have such knowledge and expertise in financial and business matters as to be capable of evaluating the merits and risks involved in an investment in the Units.

                  (b) The address set forth at the foot of this Agreement is the undersigned's true and correct residence address, and he has no present intention of becoming a resident of any other state or jurisdiction.

                  (c) The undersigned has received and read or reviewed, and is familiar with the terms and conditions and other information set forth in the Memorandum and this Agreement, and he confirms that all documents, records and books pertaining to the investment in the Company and requested by him, including but not limited to the Annual Report on Form 10-KSB, as amended, for the fiscal year ended March31, 1997; Quarterly Report on Form 10-QSB, for the six months September30, 1997; Form 8-K, filed November 6, 1997; Form 8-K, filed January 27, 1998; and Notice of Meeting and Proxy Statement relating to the 1997 Annual Meeting, have been made available or delivered to him.

                  (d) The undersigned has had an opportunity to ask of the Company, or a person or persons acting on its behalf, any and all relevant questions of and receive answers from the Company in connection with any aspect of the Company and the terms and conditions of this investment, and has received answers which the undersigned considers to be responsive to such questions.

                  (e) The undersigned understands that the Units have not been registered under the Securities Act in reliance on an exemption for private offerings and he further understands that he is purchasing Units without being furnished any offering literature or prospectus other than the Memorandum.

                  (f) The Units for which the undersigned hereby subscribes are being acquired solely for his own account for investment and are not being purchased with a view to or for the

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resale, distribution,  transfer, fractionalization or other disposition thereof, and the undersigned has no present plans to enter into such contract, undertaking, agreement or arrangements.

         (g) The undersigned acknowledges and is aware of the following:

                  (i) That there are substantial restrictions on the transferability of the Units; that other than as set forth in the Memorandum, the Units will not be, and investors in the Company will have no rights to require that the Units be, registered under the Securities Act.

                  (ii)That there never has been any representation, guarantee, or warranty made to the undersigned by any broker, the Company, its officers, directors, agents (including without limitation, the Agents), or employees or any other person, expressly or by implication, as to:

                           (A) The  approximate  or exact length of time that he
                  will be required to remain as owner of his Units.

                           (B) The  percentage  of profits  and/or  amount of or
                  type of consideration, profit or loss (including tax credits and/or benefits) to be realized, if any, as a result of this investment.

                           (C) The past performance or experience on the part of
                  the Company, its personnel, affiliates, Agents, employees or of any other person, will in any way indicate the predictable results of the ownership of Units.

                  (iii) That the Company will rely on the offer to purchase being made by the undersigned hereby and that, accordingly, this offer may not be canceled, rescinded or otherwise revoked by the undersigned.

         (h) The Subscriber is making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the sale of the Securities to the Subscriber for purposes of federal and state securities laws.

         (i) The Subscriber further acknowledges that the Subscriber has been advised that the Securities being purchased by the Subscriber hereunder have not been registered under the provisions of the Securities Act and that the Company has represented to the Subscriber (assuming the veracity of the representations of the Subscriber made herein) that the Securities have been offered and sold by the Company in reliance upon an exemption from registration provided in Section 4(2) of the Securities Act and Regulation D thereunder.

         (j) In entering into this Agreement and in purchasing the Securities, the Subscriber further acknowledges that:

                  (i)  The  Company  has  informed  the   Subscriber   that  the
Securities have not been offered for sale by means of general advertising or solicitation.

                 (ii) The Securities may not be resold by the Subscriber in absence of registration under the Securities Act or exemption from registration. In particular, the undersigned is aware that the Units, Common Stock, Warrants

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and Warrant Shares will be "restricted  securities,"  as such term is defined in
Rule 144 promulgated under the Securities Act ("Rule 144'~), and they may not be sold pursuant to Rule 144 until the conditions thereof are met.

                  (iii)   The   following   legend   shall  be   placed  on  the
Certificate(s) evidencing the Securities:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                  (iv) The Company may place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

                  (v) The purchase of the Securities involves risks which the Subscriber has evaluated, and the Subscriber is able to bear the economic risk of the purchase of such securities and the loss of its entire investment.

         (k) The undersigned has completed the accompanying Qualified Investor Questionnaire and has delivered it herewith and represents and warrants that it is accurate and true in all respects and that it accurately and completely sets forth the financial condition of the undersigned on the date hereof. The undersigned has no reason to expect there will be any material adverse change in his financial condition and will advise the Company of any such changes occurring prior to the closing or termination of the Offering.

         (1) The undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment, and the undersigned is prepared to lose his entire investment in the Securities.

         (m) The undersigned's overall commitment to investments that are not readily marketable is not, and his acquisition of Securities will not cause such overall commitment to become, disproportionate to his net worth.

         (n) The Subscriber acknowledges that the Subscriber has made his own investigation concerning the business and affairs of the Company and in that connection, the Subscriber acknowledges the previous receipt of the Offering Memorandum and the exhibits attached thereto.

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         (o) The undersigned  understands  that the Company shall have the right to accept or reject this subscription in whole or in part. Unless this subscription is accepted in whole or in part by the Company prior to the Initial Closing (as such term is defined in the Offering Memorandum) or the final closing date, this subscription shall be deemed rejected in whole.

         (p) It never has been represented, guaranteed or warranted by any broker, the Company, the Placement Agents, any of the officers, directors, stockbrokers, partners, employees or agents of either of the Company or the Placement Agents, or any other persons, whether expressly or by implication, that:

                           (i) the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the undersigned's investment in the Company; or

                           (ii)the past performance or experience of the management of the company, or of any other person, will in any way indicate the predictable results of the ownership of the Securities or of the Company's activities.

         The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the Funds to the Company and shall survive such delivery.

         If in any respect such representations and warranties shall not be true and accurate prior to delivery of the Funds pursuant to Paragraph I hereof, the undersigned shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

         4. Representations and Warranties of the Company.

         The  Company   represents  and  warrants  to,  and  agrees  with,  each
Subscriber as follows:

         (a) The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged, except where the failure to have or be any of the foregoing may not necessarily be expected to have a material adverse effect on the Company's presently conducted businesses. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary, except where the failure to be so qualified may not be expected to have a material adverse effect upon the Company's business.

         (b) The Company is authorized to issue 20,000,000 shares of capital stock, of which 10,000,000 have been designated preferred stock at par value $.01, and 10,000,000 have been designated common stock, par value S.05 per share. As of February 4, 1998, the Company had issued an outstanding 3,063,000 shares of Common Stock and no shares of Preferred Stock.

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         (c) The  Company  has all  requisite  power and  authority  to execute, deliver and perform its obligations under this Agreement, to issue, sell and deliver the Units. This Agreement has been duly authorized by the Company, and when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (d) No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or any other tribunal is required by the Company for the execution, delivery or performance by the Company of this Agreement or the execution, issuance, sale or delivery of the Units.

         (e) No consent of any party to any material contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance by the Company of this Agreement, or the execution, issuance, sale or delivery of the Units.

         (f) The execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with (with or without the giving of notice or the passage of time or both) or entitle any party to terminate or call a default under any material contract, agreement, instrument, lease, license, arrangement or understanding or violate or result in a breach of any term of the certificate of incorporation or by-laws of, or conflict with any law, rule, regulation, order, judgment or decree binding upon, the Company or to which any of its operations, businesses, properties or assets are subject.

         (g) The Units, Common Stock, Warrants and Warrant Shares upon delivery to the Subscriber, will be validly issued, fully paid and nonassessable and will not be issued in violation of any preemptive or other rights of stockholders known to the Company.

         5. Registration Rights.

         (a) The Company hereby agrees to use its best efforts on one occasion to file a registration statement with the Securities and Exchange Commission ("SEC") upon receipt of demand from a "majority" of the holders of the Common Stock and the Warrants at any time after six months of the final closing of the Offering, registering the Common Stock, Warrants and Warrant Shares for resale under the Securities Act. The Company further agrees to use its best efforts to have such registration statement declared effective by the SEC as soon as reasonably possible thereafter. The Company shall bear all fees and expenses incurred by it in the preparation and filing of the registration. A "majority" means more than 50% of the holders of the Common Stock and the Warrants.

         (b) If, at any time, the Company proposes to register any of its securities under the Act (other than in connection with a merger or acquisition and the Company utilizes Form S-4 or other similar form) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to each of the Placement Agents and to all other

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Holders of the Common  Stock,  Warrants  and/or the  Warrant  Securities  of its
intention to register its securities. If any of the Placement Agents or other Holders of the Common Stock, Warrants and/or Warrant Securities notify the Company within twenty (20) days after receipt of any such notice of its or their desire to include the Common Stock, Warrants and the Warrant Securities in such proposed registration statement, the Company shall afford each of the Placement Agents and such Holders of the Common Stock, Warrants and/or Warrant Securities the opportunity to have any such Common Stock, Warrants and/or Warrant Securities registered under such registration statement. Notwithstanding the provisions of this Section 5(b), the Company shall have the right at any time
after  it  shall  have  given  written   notice   pursuant  to  this  Section  5
(irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

         (c) If and whenever the Company is required by any of the provisions of this Agreement to use its best efforts to effect the registration for resale of any of the Common Stock, Warrant and Warrant Shares under the Securities Act, the Company shall (except as otherwise provided in the Agreement), as expeditiously as possible (subject any conditions set forth herein):

                  (i) prepare and file with the SEC a registration statement on an appropriate form and shall use its best efforts to cause such registration statement to become effective as soon as reasonably possible.

                  (ii)prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the holders of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the SEC);

                  (iii) furnish to each holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such holder;

                  (iv) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the holders shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each holder to consummate the public sale or other disposition in such jurisdiction of the Units owned by such holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                  (v) notify each holder of Common Stock, Warrants and/or Warrant Shares covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which

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it  has  knowledge  as a  result  of  which  the  prospectus  included  in  such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, nothing contained herein shall be deemed to require the Company to report any event or facts which it is not otherwise required to report under the Securities and Exchange Act of 1934, as amended.

                  (vi) keep the prospectus covering the Common Stock, Warrants and the Warrant Shares current for the term of the Warrants.

         6. Lock-Up Agreement.

         The Subscriber hereby understands and agrees that the Units, Warrants and Warrant Shares shall be subject to a lock-up agreement in favor of both of the Placement Agents. Pursuant to this Section 6, the Subscriber agrees that, provided the Company has fulfilled its registration obligations under Section 5 hereof, the Units, Warrants or Warrant Shares shall not be sold, transferred or assigned without the prior written consent of the Placement Agents for a period of 12 months from the Final Closing.

         The Subscriber understands and agrees that a legend may be placed upon the certificates representing the Securities and a "stop transfer" order given to the Company's transfer agent to effectuate the lock-up agreement.

         7. Indemnification.

         The undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained in Paragraph 3 hereof, and he hereby agrees to indemnify and hold harmless the Company, the Agents and their agents, officers and directors, from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the undersigned contained in this Agreement.

         8.   No Waiver.

         Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any rights granted to him under federal and state securities laws.

         9.  Transferability.

         The undersigned agrees not to transfer or assign this Agreement, or any of his interest.

         10.  Revocation.

         The undersigned agrees that he shall not have the right to cancel, terminate or revoke this Agreement or any agreement of the undersigned made hereunder, and that this Agreement shall survive the death or disability of the undersigned, except as provided below in Paragraph 11.

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         11.  Termination of Agreement.

                  (a) If all of the Units shall not be subscribed and paid for by the Closing Date, as extended, or if any representation or warranty of the undersigned contained in Paragraph 3 hereof shall not be true prior to delivery of the Funds pursuant to Paragraph 1 hereof and written notice of such fact has been given to the Company, then and in any such event, this Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder, and the Escrow Agent shall promptly return to the undersigned the Funds, without interest, and this Agreement.

                  (b) In connection with the foregoing, the undersigned shall complete and tender together with this Agreement the federal tax information required by Form W9 or Form W-8, as appropriate.

         12.  Miscellaneous.

                  (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at his address set forth below and to the Company at the address set forth at the outset of this Agreement.

                  (b) This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

                  (c) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

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                                   SIGNATURES

      IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement and Power of Attorney as of the day and year set forth below.
Dated:       1998

                                          --------------------------------------
                                          Name (Please Print)


                                          --------------------------------------
                                          Signature


                                          --------------------------------------
                                          Address:
Number of Units ($5.00 per Unit):

                                          --------------------------------------
                                          Number and Street
--------------------------------------

                                          --------------------------------------
                                          City State Zip Code

Subscription Amount:


$-------------------

                                          Social Security Number or other
                                          Taxpayer Identification Number:


                                          --------------------------------------

                                          Name of Purchaser Representative
                                          (if any)


                                          --------------------------------------

      The Company hereby accepts this Subscription pursuant to the terms and conditions of the Memorandum.

                                    EASTBROKERS INTERNATIONAL INCORPORATED



                                    By:--------------------------------------
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